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                                                                   EXHIBIT 99.09

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                          AT&T WIRELESS SERVICES, INC.


         AT&T Wireless Services, Inc., a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the "Corporation"), does hereby certify:

FIRST: That on October 26, 2004, the Board of Directors of the Corporation adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and submitting the proposed amendment to the sole stockholder of the Corporation for its consideration and approval. The proposed amendment is as follows:

                    NOW, THEREFORE, BE IT RESOLVED, that the Certificate of
              Incorporation of the Corporation be amended by deleting the first paragraph in its entirety and replacing it with a new first paragraph to read as follows:

                    "FIRST.    The name of the corporation is New Cingular
              Wireless Services, Inc."

SECOND: That thereafter on October 26, 2004, said amendment was duly adopted by written consent of the sole stockholder of the Corporation in accordance with the provisions of Sections 228 and 242 of the Delaware General Corporation Law.



                         [Signature on following page]


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         IN WITNESS WHEREOF, AT&T Wireless Services, Inc. has caused this
Certificate of Amendment to be signed by a duly authorized officer this 26th day of October, 2004.

                                              AT&T WIRELESS SERVICES, INC.


                                              By: /s/ Carolyn J. Wilder
                                                  ----------------------------
                                                  Name:  Carolyn J. Wilder
                                                  Title: Assistant Secretary